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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        PATHNET TELECOMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                                        52-2201331
(State of incorporation                               (IRS Employer
   or organization)                                   Identification No.)

1015 31ST STREET, N.W., WASHINGTON, DC                20007
 (Address of principal executive offices)             (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                       Name of each exchange on which
to be so registered                       each class is to be registered
---------------                           ---------------------------
      None                                            None

            If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [ ]

            If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [x]

Securities Act registration statement file number to which this form relates:

333-91469

Securities to be registered pursuant to Section 12(g) of the Act:

       SENIOR GUARANTEES OF PATHNET, INC. 12 1/4% SENIOR NOTES DUE 2008
                                (Title of Class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

            The Registrant hereby incorporates by reference the section entitled "Description of the Guarantees" of the Prospectus, contained in the Registrant's Registration Statement on Form S-1 (File No. 333-91469) filed on November 22, 1999, as amended.

ITEM 2. EXHIBITS

            The following exhibits are incorporated herein by reference:

   Exhibit
   Number         Description
   ----------     --------------
       1.        Form of Supplemental Indenture is incorporated herein by
                 reference to Exhibit 4.3 to the Registrant's Registration
                 Statement on Form S-1 (No. 333-91469).

       2. Form of Guarantee is contained within Exhibit 4.3 to the Registrant's Registration Statement on Form S-1 (No.
                 333-91469).


                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    PATHNET TELECOMMUNICATIONS, INC.
                                    (Registrant)

                                    By:  /s/ Mary McDermott
                                        ---------------------------
                                    Name:  Mary McDermott
                                    Title: Senior Vice President, General
                                           Counsel and Secretary

Dated: March 30, 2000

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